UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 23, 2022
_________________________
F & M Bank Corp.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-13273 (Commission File Number)	54-1280811 (IRS Employer Identification No.)

P.O. Box 1111
Timberville, Virginia 22853
(540) 896-8941
(Address including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Item 8.01	Other Events.
F&M Bank Corp. (the “Company”), indirectly through its subsidiaries, is a shareholder of Infinex Financial Holdings, Inc. (“Infinex”), the holding company for Infinex Investments, Inc., a broker-dealer through which the Company’s banking subsidiary Farmers & Merchants Bank provides wealth management services to its customers.  In connection with Infinex’s pending acquisition by Advisor Group, Inc., the Company expects to receive cash proceeds of approximately $3.8 million upon closing of the transaction, plus potential post-closing contingent payments of approximately $750 thousand.  It is the Company’s understanding that the transaction is expected to close in the third or fourth quarter of 2022, subject to regulatory approvals and customary closing conditions.
Certain information contained in this report may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements related to the Company’s investment in Infinex and future operations and are generally identified by phrases such as “the Company expects,” “the Company believes” or words of similar import. Although the Company believes that its expectations with respect to such forward-looking statements are based upon reliable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance or achievements will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could have a material adverse effect on the Company’s operations and future prospects include, but are not limited to, the accuracy of Infinex’s projections of the amounts payable to shareholders in connection with the transaction or delays or difficulties related to closing the transaction, over which the Company has no control, as well as risk factors and cautionary language included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements following the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F & M Bank Corp.

By:	/s/ Mark C. Hanna
President and Chief Executive Officer

     Date: August 23, 2022

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